Exhibit 10.27.21

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

April 4, 2025

United Airlines, Inc.

233 S. Wacker Drive

Chicago, Illinois 60606

Re: Amendment No. 1 to A&R CPA — Aircraft Ownership/month rate for New E175LR Tranche 1 Aircraft 20-38, and other amendments

Ladies and Gentlemen,

Reference is made to that certain Amended and Restated Capacity Purchase Agreement (the “Agreement”) dated as of January 25, 2023, by and among United Airlines, Inc., a Delaware corporation (together with its successors and assigns, “United”), Republic Airways Inc., an Indiana corporation (“Contractor”), and Republic Airways Holdings Inc., a Delaware corporation (“Parent”). When fully executed, this “Amendment” will evidence our mutual understanding and agreement that, effective as of January 15, 2025, the Agreement is hereby amended as set forth below. Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to those terms in the Agreement.

1.	Change of [***] rate [***]. [***]

2.

Table 3 to Schedule 1. Schedule 1 of the Agreement is hereby amended by adding the following header in front of the table that appears on page 2 of Schedule 1: “Table 3: Covered Aircraft – New E175LR Tranche 1 Aircraft.”

3.

Early Removal or Non-Comp Aircraft Selection. The parties agree that in the event United elects, in accordance with the rights available to United in the Agreement, to remove a New E175LR Tranche 1 Covered Aircraft [***].

4.	[***]. No later than 60 days following the date of this Agreement, United shall offer to Contractor a proposed [***].

5.	Enforceability. Each of Contractor and United represents and warrants that this Amendment is fully effective and enforceable as of the date of this Amendment upon its full execution by the parties.

6.

Miscellaneous. This Amendment is an intended amendment to the Agreement and complies in full with Section 10.04 (Amendment and Modification) of the Agreement. The terms set forth above are deemed to be incorporated in and made a part of the Agreement. This Amendment and the information contained herein are subject to the restrictions set forth in Section 10.07 (Confidentiality) of the Agreement, which shall apply hereto; and the provisions of Section 10.15 (Governing Law) of the Agreement shall apply to this Amendment. It is hereby expressly understood and agreed between Contractor and United that all other terms and conditions of the Agreement will remain in full force and effect. This Amendment may be signed by counterparts by each party hereto, each of which is deemed an original hereof, and delivered by electronic mail in .pdf format. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the parties, and it is not the intention of the parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or between the parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

If you are in agreement with the foregoing, indicate your assent by signing a counterpart of this Amendment in the space below provided for that purpose.

[Signature Page Follows.]

REPUBLIC AIRWAYS INC.

By:	/s/ Joesph P. Allman
Name:	Joseph P. Allman
Title:	SVP, CFO

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Joesph P. Allman
Name:	Joseph P. Allman
Title:	SVP, CFO

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	EVP and CFO